Thornburg New York Intermediate Municipal Fund
ALL DATA AS OF 12.31.00

Fund facts  Thornburg New York Intermediate Municipal Fund

                                    Thornburg
                             New York Intermediate
                                 Municipal Fund
                                   A Shares
SEC Yield                           3.64%
Taxable Equiv. Yield                6.80%
NAV                                $12.45
Max. Offering Price                $12.70

Total returns  (Annual Average - After Subtracting Maximum Sales Charge)
One Year                            6.12%
Three Years                         3.52%
Since Inception                     4.48%
Inception Date                     9.5.97

Taxable equivalent yield assumes a 39.6% marginal federal tax rate, a 6.85% New York State tax rate, and a 4.46% New York City tax rate. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.
Maximum sales charge of the Fund's Class A Shares is 2.00%.
The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders
Dear Fellow Shareholder,
I am pleased to present the semiannual report for the New York Portfolio of Thornburg Intermediate Municipal Fund for the six month period ending December 31, 2000. The net asset value per share increased by 29 cents to $12.45 during the period. If you were with us for the entire period, you received dividends of
31.6 cents per share. If you reinvested your dividends, you received 32.0 cents per share.
The capital markets have reversed course over the last year. Many technology stocks have plummeted in value, while municipal bonds have generally risen. Lower quality bonds have fallen in value and high quality bonds have excelled. Frenzied economic growth has been replaced with fears of an economic downturn. Yields on long-term municipal bonds dropped substantially through the year, while yields on short-term municipals were virtually unchanged. Investors have found returns in taxable and tax-exempt money market balances to be attractive. Cash balances in these asset classes recently reached $2 trillion! If the Federal Reserve continues to lower the funds rate, money market yields will likely come down.
Nationwide, municipal bond upgrades by Standard & Poor's outnumbered downgrades by a more than three to one. The state of New York reported a combined governmental funds operating surplus of $3.0 billion in the 1999-2000 fiscal year. General Fund revenue growth of $2.3 billion was primarily due to personal income tax revenue growth. The State, many of it's agencies and the city of New York all received upgrades from the rating agencies in the year 2000. Continued financial strength will be dependent upon employment, wage growth and healthy financial markets. New issues of municipal bonds totaled $199 billion in 2000, 13% lower than 1999 levels, but the decrease was solely attributable to a decline in refundings. With lower interest rates expected in 2001, we expect a rebound in refunding volume. This, combined with a continued strong need for project financing, should lead to an increased supply of new issue municipal bonds in 2001.
Your Thornburg New York Intermediate Municipal Fund is a laddered bond portfolio, consisting of 50 municipal obligations from borrowers exempt from New York income taxes. 100% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature at par during each of the coming years. As these bonds mature, we look forward to replacing them with similar bonds towards the top of the ladder. The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years:

                           % of portfolio              Cumulative %
                           maturing within         maturing by end of

                          0 to 2 years = 13%          year 2 = 13%
                          2 to 4 years = 16%          year 4 = 29%
                          4 to 6 years = 11%          year 6 = 40%
                          6 to 8 years = 15%          year 8 = 55%
                         8 to 10 years = 2%          year 10 = 57%
                        10 to 12 years = 9%          year 12 = 66%
                        12 to 14 years = 15%         year 14 = 81%
                        14 to 16 years = 6%          year 16 = 87%
                     16 years and over = 13%         year 18 = 96%

Today, your fund's weighted average maturity is 8.4 years, and we always keep it below 10 years. When bond yields were higher last winter and spring, we extended your average portfolio maturity slightly and improved the structure of your bond ladder. Unless bond yields increase dramatically in the coming months, we intend to keep your average portfolio maturity about where it is.
We wish to remind you that 0% of your bonds in this fund bear interest that is subject to the alternative minimum tax on individuals (AMT). This is unusual in today's line-up of municipal bond funds, and we hope to keep this profile.
Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund to consistently perform well in varying interest rate environments. Your fund has earned Morningstar's 5-star overall rating* for risk-adjusted performance. We would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in Thornburg New York Intermediate Municipal Fund.
Sincerely,

George Strickland
Managing Director

Past performance is no guarantee of future results.

*Morningstar proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance as of Dec. 31, 2000. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three, five, and ten year (if applicable) annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day US T-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the fund's three, five and, ten year (if applicable) risk-adjusted performance. The New York Intermediate Fund received five stars for the three-year period ended 12/31/00. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the last 10% receive 1 star. The Fund was rated exclusively against US-domiciled funds. The Fund was rated among 1,722 municipal funds for the three period.

Statement of assets and liabilities
ASSETS
Investments at value (cost $20,703,486) .........................    $22,321,511
Cash ............................................................          6,466
Receivable for investments sold .................................        922,000
Interest receivable .............................................        357,785
Prepaid expenses and other assets ...............................            510
         Total Assets ...........................................     23,608,272

LIABILITIES
Payable for investments purchased ...............................        210,337
Payable for fund shares redeemed ................................         47,047
Accounts payable and accrued expenses ...........................         15,533
Payable to investment advisor (Note 3) ..........................          7,073
Dividends payable ...............................................         39,589
         Total Liabilities ......................................        319,579

NET ASSETS ......................................................    $23,288,693

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($23,288,693
applicable to 1,870,365 shares of beneficial interest
outstanding - Note 4) ...........................................    $     12.45

Maximum sales charge, 2.00% of offering
price (2.04% of net asset value per share) ......................           0.25
Maximum Offering Price Per Share ................................    $     12.70



See notes to financial statements.


statement of operations
INVESTMENT INCOME:
Interest income (net of premium amortized
of $21,430) ....................................................    $   707,142

EXPENSES:
Investment advisory fees (Note 3) ..............................         59,131
Administration fees (Note 3) ...................................         14,783
Service fees (Note 3) ..........................................         29,369
Transfer agent fees ............................................         12,584
Custodian fees .................................................         12,174
Professional fees ..............................................          3,718
Accounting fees ................................................            968
Trustee fees ...................................................            246
Other expenses .................................................          2,845
                  Total Expenses ...............................        135,818
Less:
         Expenses reimbursed by investment advisor (Note 3) ....        (32,928)

                  Net Expenses .................................        102,890

                  Net Investment Income ........................        604,252

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Note 5)
Net realized gain on investments sold ..........................         24,653
Increase in unrealized appreciation of investments .............        531,680

                  Net Realized and Unrealized
                  Gain (Loss) on Investments ...................        556,333

                  Net Increase in Net Assets Resulting
                  From Operations ..............................    $ 1,160,585


See notes to financial statements.

Statement of changes in net assets
                                                             Six Months Ended     Year Ended
                                                             December 31, 2000   June 30, 2000

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income .........................              $       604,252  $    1,285,148
Net realized gain (loss) on investments sold ................         24,653         (54,491)
Increase (decrease) in unrealized appreciation of investments        531,680        (368,420)
         Net Increase in Net Assets Resulting from Operations      1,160,585         862,237

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares .....................................       (604,252)     (1,285,148)


FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares .....................................     (1,632,277)        154,526

                  Net Increase (Decrease) in Net Assets .....     (1,075,944)       (268,385)

NET ASSETS:
         Beginning of period ................................     24,364,637      24,633,022

         End of period ......................................   $ 23,288,693    $ 24,364,637



See notes to financial statements.



Notes to financial statements
Note 1 - Organization
Thornburg New York Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund will also invest primarily in Municipal Obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the Fund will seek to have dividends paid to its individual shareholders exempt from New York City income taxes.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Trust utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Trust are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the six months ended December 31, 2000 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.
When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Trust makes a commitment to purchase a security for the Fund, on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Trust has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.
General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ended December 31, 2000, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. The Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets. For the six months ended December 31, 2000 the Adviser voluntarily reimbursed certain operating expenses amounting to $32,928. The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six months ended December 31, 2000, the Distributor earned commissions aggregating $0 from the sale of Class A shares.
Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note  4 - Shares of Beneficial Interest
At December 31, 2000 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $21,706,189. Transactions in shares of beneficial interest were as follows:

                                              Six Months Ended                 Year Ended
                                              December 31, 2000              June 30, 2000
                                              Shares        Amount          Shares        Amount
Class A Shares

Shares sold ..........................        40,613    $   498,272        193,238    $ 2,353,895
Shares issued to shareholders in
         reinvestment of distributions        28,397        349,033         63,212        768,282

Shares repurchased ...................      (202,297)    (2,479,582)      (245,043)    (2,967,651)

Net Increase (Decrease) ..............      (133,287)   $(1,632,277)        11,407    $   154,526

Note 5 - Securities Transactions
For the year ended December 31, 2000 the Fund had purchase and sale transactions (excluding short-term securities) of $1,121,315 and $3,989,601, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At December 31, 2000, net unrealized appreciation of investments was $1,618,024, resulting from $1,618,426 gross unrealized appreciation and $402 gross unrealized depreciation.
Accumulated net realized gains from security transactions included in net assets at December 31, 2000 aggregated $4,050. At December 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:
Capital loss carryovers expiring in:
         2007     $         5,000
         2008              10,000
                  $        15,000
At December 31, 2000, the Fund had deferred capital losses occurring subsequent to October 31, 1999, of $45,000. For tax purposes, such losses will be reflected in the year ended June 30, 2001.

Financial highlights
CLASS A SHARES:                                                 Six Months Ended                Year Ended June 30:
Per share operating performance                                 December 31, 2000        2000         1999          1998(a)
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................   $       12.16     $       12.36  $     12.71  $       12.50

Income from investment operations:
         Net investment income .............................            0.32              0.64         0.64           0.52
         Net realized and unrealized
         gain (loss) on investments ........................            0.29             (0.20)       (0.33)          0.21

Total from investment operations ...........................            0.61              0.44         0.31           0.73
Less dividends from:
         Net investment income .............................           (0.32)            (0.64)       (0.64)         (0.52)
         Net realized gains ................................            0.00              0.00        (0.02)          0.00

Change in net asset value ..................................            0.29             (0.20)       (0.35)          0.21

Net asset value, end of period .............................   $       12.45     $       12.16  $     12.36  $       12.71

TOTAL RETURN (b) ...........................................            5.05%             3.65%        2.38%          5.92%

RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
         Net investment income .............................            5.11%(c)          5.23%        5.00%          4.99%(c)
         Expenses, after expense reductions ................            0.87%(c)          0.76%        0.75%          0.78%(c)
         Expenses, before expense reductions ...............            1.15%(c)          1.15%        1.16%          1.19%(c)

Portfolio turnover rate ....................................            4.88%            19.02%        9.06%          42.26%

Net assets at end of period (000) .........................    $       23,289    $       24,365   $   24,633   $      25,472


(a)  Sales of Class A shares commenced on September 5, 1997
(b)  Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)  Annualized.


Schedule of investments
CUSIPS:  Class A - 885-215-665
NASDAQ Symbols:  Class A - THNYX

 Principal                                                                                         Credit Rating+
  Amount              Issuer-Description                                                             Moody's/S&P         Value

700,000               Bethlehem Central School District General Obligation, 7.10% due 11/1/2006        Aaa/AAA          $803,509
                      (Insured: AMBAC)
215,000               Canastota Central School District General Obligation, 7.10% due 6/15/2007        A3/NR            241,413
205,000               Canastota Central School District General Obligation, 7.10% due 6/15/2008        A3/NR            232,744
1,000,000             Dutchess County Industrial Development Agency, 6.05% due 11/1/2019 (Kaatsbaan    NR/AA            1,099,270
                      Dance Center Project)
550,000               Guam Power Authority Revenue Series A, 6.625% due 10/1/2014, pre-refunded        NR/AAA           611,771
                      10/1/04 @ 102
200,000               Long Island Power Authority Electric Systems Revenue Subordinated Series 5,      VMIG1/A1+        200,000
                      4.90% due 5/1/2033 put 1/1/01  (daily demand notes)
880,000               Monroe County Industrial Development Agency Revenue, 6.45% due 2/1/2014 (Civic   Aa1/NR           941,626
                      Facility - Depaul Community Facility  Project; Insured: Sonyma)
530,000               Nassau Health Care Corporation, 6.00% due 8/1/2011 (Insured: FSA)                Aaa/AAA          592,519
460,000               New York City General Obligation, 7.10% due 2/1/2009 pre-refunded 2/01/02 @      A2/A             481,629
                      101.5
500,000               New York City General Obligation, 7.00% due 2/1/2019 pre-refunded 7/01/02 @      Aaa/A            522,980
                      101.5
1,000,000             New York City General Obligation Series B, 7.20% due 8/15/2008 pre-refunded      A2/A             1,112,440
                      8/15/04 @ 101
250,000               New York City General Obligation Series B-1, 7.30% due 8/15/2010 pre-refunded    Aaa/A            279,213
                      8/15/04 @ 101
1,000,000             New York City Municipal Water Finance Authority Series B, 5.75% due 6/15/2013    Aaa/AAA          1,103,130
                      ETM
920,000               New York City Trust Cultural Resources Revenue, 5.75% due 7/1/2014 (Museum Of    NR/A             952,274
                      American Folk Art Project; Insured: ACA)
40,000                New York City Unrefunded Balance General Obligation, 7.10% due 2/1/2009          A2/A             41,745
500,000               New York Dormitory Authority Revenue, 7.35% due 8/1/2029 (Jewish Geriatric       NR/AAA           552,425
                      Project; Insured: FHA)
500,000               New York Dormitory Authority Revenue Series B, 6.25% due 5/15/2014               Aaa/AAA          543,440
                      pre-refunded 5/15/04
1,000,000             New York Dormitory Authority Revenues, 6.10% due 7/1/2019 (Ryan Clinton          Aa1/NR           1,086,150
                      Community Health Center Project;  Insured: Sonyma Mortgage)
345,000               New York Dormitory Authority Revenues Series C, 6.00% due 7/1/2016,              Baa1/AA-         346,111
                      pre-refunded 3/1/01 @ 100
400,000               New York Environmental Facilities Corporation PCR Water Revolving Fund Series    Aa2/AA-          402,600
                      B, 7.50% due 3/15/2011
600,000               New York Environmental Facilities Corporation PCR Water Revolving Fund Series    Aa1/AAA          661,638
                      E, 6.875% due 6/15/2014 refunded 6/01/04 @ 101.5
400,000               New York Environmental Facilities Corporation PCR Water Revolving Fund Series    Aa1/AA+          434,464
                      E, 6.875% due 6/15/2014
500,000               New York General Obligation, 9.875% due 11/15/2005                               A2/AA            620,245
750,000               New York Housing Finance Agency SVC Contract Obligation Revenue Series A,        Baa1/AA-         774,030
                      6.375% due 9/15/2015
120,000               New York Medical Care Facilities Finance Agency Revenue, 6.125% due 2/15/2014    Aa2/AA           124,010
1,000,000             New York Medical Care Facilities Finance Agency Revenue Secured Hospital Rev.    Baa/AAA          1,040,130
                      Series 1991-A, 7.35% due 8/15/2011 pre-refunded 8/15/01 @ 102
500,000               New York Medical Care Facilities Finance Agency Revenue Series A, 6.85% due      Aaa/AAA          560,095
                      2/15/2017 pre-refunded 2/15/05 @ 102 (Brookdale Hospital Medical Center
                      Project)
500,000               New York Medical Care Facilities Finance Agency Revenue Series A, 6.80% due      Aaa/AAA          559,235
                      2/15/2020 pre-refunded 2/15/05 @ 102 (New York Downtown Hospital Project)
665,000               New York Mortgage Agency Revenue, 5.85% due 10/1/2017                            Aaa/NR           691,833
1,000,000             New York Mortgage Agency Revenue Series 29-B, 6.45% due 4/1/2015                 Aa1/NR           1,035,640
2,000,000             New York Urban Development Corporation Correctional Facilities Revenue, 0% due   Baa1/AA-         1,448,360
                      1/1/2008
355,000               Oneida County Industrial Development Agency, 6.00% due 1/1/2010 (Insured:        NR/AA            387,752
                      Asset Guaranty)
450,000               Oneida County Industrial Development Agency Revenue, 6.10% due 6/1/2020 (Civic   Aa3/NR           479,862
                      Facility Presbyterian Home Project; LOC: HSBC Bank USA)
100,000               Southampton Village General Obligation Series B, 7.60% due 9/1/2003 (Insured:    Aaa/AAA          108,491
                      MBIA)
210,000               Utica Industrial Development Agency Civic Facility Revenue, 5.25% due            Aa3/NR           214,003
                      7/15/2016 (Munson Williams Proctor Institute Project)
625,000               Valley Central School District Montgomery, 7.15% due 6/15/2007 (Insured:         Aaa/AAA          726,150
                      AMBAC)
165,000               Watkins Glen Central School District, 7.25% due 6/15/2004 (Insured: MBIA)        Aaa/AAA          180,883
110,000               Waverly General Obligation, 9.05% due 6/15/2004 (Insured: MBIA) (ETM)            Aaa/AAA          127,701

                      TOTAL INVESTMENTS (Cost $20,703,486)                                                         $ 22,321,511


+Credit ratings are unaudited.
See notes to financial statements.


Index Comparisons
INTERMEDIATE NEW YORK FUND
Index Comparison
Compares performance of Intermediate New York Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, for the six month period ending December 31, 2000. On December 31, 2000, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 8.9 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

Class A
Average Annual Total Returns (at max. offering price) (periods ending 12.31.00)
One year:                  6.12%
Three years:               3.52%
From inception (9.5.97):   4.48%

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200